UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 28, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania               0-22124                   25-1616814
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(State or other           (Commission                 (IRS Employer
jurisdiction of           File Number)                Identification No.)
incorporation)




                    5004 McKnight Road, Pittsburgh, PA 15237
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (412) 231-6900


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description

99.1             Press Release dated April 28, 2004, issued by NSD Bancorp, Inc.

ITEM 9. Regulation FD Disclosure

On April 27, 2004, the Board of Directors of the Registrant declared a 5% stock dividend payable on May 17, 2004 to shareholders of record as of May 3, 2004. A cash payment will be made in lieu of fractional shares. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  April 28, 2004               BY:    /s/ William C. Marsh
                                           ------------------------------

                                    Name:      William C. Marsh
                                    Title:     Principal Financial Officer

                                               Senior Vice President
                                               Chief Financial Officer



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                                  EXHIBIT INDEX




EXHIBIT NO.

          99.1    Press Release dated April 28, 2004.